                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                  /x/

Filed by a Party other than the Registrant     / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/x/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CHOICETEL COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/   No fee required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5)    Total fee paid:

            --------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            --------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3)    Filing Party:

            --------------------------------------------------------------------

      4)    Date Filed:

            --------------------------------------------------------------------

                         CHOICETEL COMMUNICATIONS, INC.

                             9724 10th Avenue North
                            Plymouth, Minnesota 55441
                                 (612) 544-4876

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 26, 2000


TO THE SHAREHOLDERS OF
CHOICETEL COMMUNICATIONS, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), will be held on Wednesday, July 26, 2000, at 3:00 p.m. (Minneapolis time), at the Hilton Hotel located at 1001 Marquette Avenue, Minneapolis, Minnesota 55402, for the following purposes:

         1.       To elect four directors of the Company for the coming year.

         2. To consider and act upon a proposal to amend the Company's 1997 Long-Term Incentive and Stock Option Plan to increase the number of shares reserved for issuance under the plan.

         3. To consider and act upon a proposal to allow Michael Wigley to convert the Convertible Promissory Note, dated April 18, 2000, into (i) shares of the Company's common stock and (ii) warrants to purchase shares of the Company's common stock.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Holders of record of the Company's Common Stock at the close of business on June 26, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.
                                       By Order of the Board of Directors


July 11, 2000                          Melvin Graf, SECRETARY


--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                         CHOICETEL COMMUNICATIONS, INC.

                             9724 10th Avenue North
                            Plymouth, Minnesota 55441
                                 (612) 544-4876

                  -------------------------------------------

                                 PROXY STATEMENT
                  -------------------------------------------

                             SOLICITATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on July 26, 2000, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about July 11, 2000.

      The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

      Only shareholders of record at the close of business on June 26, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 3,545,699 shares of Common Stock outstanding. Holders of record of the Company's Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

      Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT, (ii) FOR THE PROPOSAL TO AMEND THE COMPANY'S 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN, AND (iii) FOR THE PROPOSAL TO ALLOW A DIRECTOR AND NOMINEE FOR REELECTION, MICHAEL WIGLEY, TO CONVERT THE COMPANY'S CONVERTIBLE PROMISSORY NOTE, PURCHASED BY HIM ON APRIL 18, 2000, INTO SHARES OF THE COMPANY'S COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the

Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).


      A quorum, consisting of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

      Shareholders will be asked at the Annual Meeting to elect four directors. The Board has nominated the four individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below is currently a director of the Company and has served continuously as a director since the year indicated. Each of the nominees was elected by the shareholders at the Shareholders' Annual Meeting in 1999. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named in the proxies.


                                                                               DIRECTOR
NAME                       POSITIONS WITH COMPANY                      AGE      SINCE
----                       ----------------------                      ---      -----
Gary S. Kohler             Chairman of the Board of Directors         43        1989

Jeffrey R. Paletz          President and Director                     44        1989

Robert A. Hegstrom         Director                                   57        1997

Michael Wigley             Director                                   46        1998

SHAREHOLDER APPROVAL

      The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

DIRECTORS AND NOMINEES

      All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

      GARY S. KOHLER is a founder of the Company and since its inception has served as the Chairman of the Board of Directors. Mr. Kohler is a partner and portfolio manager for Whitebox Advisors, LLC, which he joined in October 1999. Prior to that he served as a managing director of Second Avenue Capital Management, a money management company, from December 1998 through September 1999. Prior to that he served as President of Kohler Capital Management from October 1997 through November 1998. From July to October 1997, Mr. Kohler was a partner in Tarmachan Holdings, Inc. From 1984 through June 1997, Mr. Kohler was Vice President and Portfolio Manager at Okabena Company. Mr. Kohler serves on the boards of Destron Fearing, Inc., a publicly traded identification products company, and Printware, Inc., a publicly traded printing company. Mr. Kohler also serves on the boards of a number of private companies, including Emerald First Financial, Northwest Mortgage Services, Made in the Shades, Inc., and Health EZ, Inc. Mr. Kohler has an M.B.A. degree from Cornell University and a B.A. degree from the University of Minnesota. Mr. Kohler is the brother of Jack
S. Kohler, the Company's Vice President and Chief Financial Officer.

      JEFFREY R. PALETZ is a founder of the Company, has been a director since its inception and has been President since 1992, overseeing all operations of the Company. Prior to founding the Company in 1989, Mr. Paletz was employed for 13 years at Sportsman's Guide, a mail order retailer, where he oversaw the computer data operations. Mr. Paletz has a B.S. degree in Business from the University of Minnesota.

      ROBERT A. HEGSTROM became a director of the Company in June 1997. Mr. Hegstrom served as Chairman, President and Chief Executive Officer of Northwest Services, Inc. from January 1997 until the sale of the company in March, 2000. Prior to that, he was a private investor for two years and, from October 1979 to January 1995, he was Executive Vice President of Green Tree Financial Corporation. Mr. Hegstrom is also a director of Beacon Bank.

      MICHAEL WIGLEY became a director of the Company in January 1998. Since 1989 Mr. Wigley has been President and Chief Executive Officer of Great Plains Companies, Inc., a diversified holding company. Mr. Wigley has an M.B.A. from Harvard Business School, a M.S. from Stanford University and a B.S. degree from the University of Minnesota. Mr. Wigley serves on the boards of directors of Intelefilm, Inc., Creative Carton, Standard Iron, and is a regent of Luther College.

BOARD COMMITTEES AND ACTIONS

      During calendar year 1999, the Board of Directors met four times and each director attended all meetings. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee which were appointed in January of 1998. Each committee met once during 1999.

      The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company and administers the Company's 1997 Long-Term Incentive and Stock Option Plan. The Committee members are Robert A. Hegstrom, Gary S. Kohler and Jeffrey R. Paletz.

      The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to audit the books and records of the Company and its subsidiaries and reviews the internal and external financial reporting of the Company and the scope of the independent audit. The Committee members are Michael Wigley, Robert A. Hegstrom and Gary S. Kohler.

      The Board of Directors acts as the nominating committee. See "Information Concerning directors and Nominees - Nomination of Directors"

DIRECTOR COMPENSATION

      No cash compensation is paid to the Company's directors. Independent, non-employee directors (Mr. Hegstrom and Mr. Wigley) will receive an option to purchase $75,000 of Common Stock, valued as of the date of grant if re-elected by the shareholders. The options will be granted pursuant to the Company's 1997 Long-Term Incentive and Stock Option Plan, be exercisable upon grant and have five-year term and an exercise price equal to the fair market value of the Common Stock as of the date of grant. No options will be issued to employee directors for their service as directors.

NOMINATION OF DIRECTORS

      The Board of Directors acts as the nominating committee for selecting the Board's nominees for election as directors. The Board does not intend to consider nominees recommended by shareholders. Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their successors are duly elected. The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. The only family relationship between any of the nominees, directors or executive officers of the Company is between Gary S. Kohler and Jack S. Kohler, who are brothers.

EXECUTIVE OFFICERS

      The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                                       OFFICER
NAME             POSITIONS WITH COMPANY                                      AGE        SINCE
----             ----------------------                                      ---        -----
Jack S. Kohler   Vice President and Chief Financial Officer                  45         1993
Greg Johnson     President and Chief Executive Officer of Advants, Inc.      44         1999

      JACK S. KOHLER has been Vice President and Chief Financial Officer of the Company since 1993. Prior to joining the Company, Mr. Kohler was employed for 13 years in various management and accounting positions at Cargill, Inc. Mr. Kohler has a B.S. degree in Accounting from the University of Minnesota. Mr. Kohler is the brother of Gary S. Kohler.

      GREG JOHNSON has been the President and Chief Executive Officer of Advants, Inc., the Company's majority-owned subsidiary. From 1990 until 1999, Mr. Johnson worked for Global Corporation and became its President in 1997. Prior to that, Mr. Johnson was President and Chief Financial Officer of Simitar Entertainment, Inc. Mr. Johnson has a B.A. degree from the University of Saint Thomas. In March of 1999, Mr. Johnson was nominated to become a director of the Company. He served in such capacity until March 2000.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table and accompanying footnotes set forth certain summary information, relating to the three years ended December 31, 1999 with respect to the Company's Chief Executive Officer and the President and Chief Executive Officer of Advants, Inc., a majority owned subsidiary of the Company.

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                ANNUAL COMPENSATION                  SECURITIES
                                    ---------------------------------------------- ---------------
NAME AND PRINCIPAL                                                  OTHER ANNUAL   UNDERLYING         ALL OTHER
   POSITION                         YEAR      SALARY($) BONUS($)   COMPENSATION($) OPTIONS/SARS(#)  COMPENSATIONS
------------------                  ----      --------- --------   --------------- ---------------  -------------
Jeffrey R. Paletz,                  1999       108,375       0         ------         ------           ------
President                           1998        86,398       0         ------         ------           ------
                                    1997        77,350  15,476         ------         ------           ------

Greg Johnson,                       1999        60,800       0         ------         ------           ------
President and CEO of                1998        ------   ------        ------         ------           ------
Advants, Inc.                       1997        ------   ------        ------         ------           ------

AGREEMENTS WITH EXECUTIVES

      At December 31, 1999 the Company had employment agreements with Jeffrey R. Paletz, Melvin Graf and Jack S. Kohler. The agreements provided for an annual base salary and the right to receive additional compensation in the form of salary, bonus and other benefits as the Board of Directors determined in its sole discretion. The agreements prohibited each officer from competing against the Company for a period of one year after employment ceases and from communicating with a Site Provider (as defined in each agreement) until six months following expiration of the Site Agreement (as defined in each agreement). In the event of termination of the officer's employment, except termination for cause, the terminated officer would be entitled to receive full compensation and benefits for a six-month period.

      In light of the Company's efforts to dispose of its payphone assets, the Company has not renewed its employment agreements. Mr. Graf is no longer employed as Executive Vice President of the Company, effective April 15, 2000. Mr. Paletz and Mr. Kohler continue to be employed by the Company.

BONUS PROGRAM

      In 1997, the Company implemented its Incentive Compensation Plan to provide an opportunity for executive officers and other Company employees to receive a bonus based on individual and Company performance. The maximum bonus that may be received by any executive officer is 40% of annual salary. Bonus (if any) will be given at the discretion of the Board of Directors.

STOCK OPTION PLAN

      Under the terms of the Company's 1997 Long-Term Incentive and Stock Option Plan (the "Plan"), all of the directors, officers, other employees and consultants of the Company are eligible to receive options to purchase shares of the Company's Common Stock.

      The Board of Directors adopted the Plan on April 17, 1997, and the shareholders approved it on April 18, 1997. The Plan provides for the grant of both of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The exercise price of incentive stock options must equal or exceed the fair market value of the Common Stock at the time of grant. The exercise price of non-qualified stock options must equal or exceed 85% of the fair market value of the Common Stock at the time of grant. The Plan also provides for grants of stock appreciation rights, restricted stock awards and performance awards and allows for the grant of restoration options.

      The Compensation Committee of the Board of Directors administers the Plan, subject to approval of the Board. A total of 350,000 shares of Common Stock are reserved for issuance under the Plan, assuming the shareholders approve the proposed amendment to the Plan at the Annual Meeting (See APPROVAL OF AMENDMENT TO 1997 LONG-TERM INCENTIVE AND STOCK OPTOIN PLAN (Proposal 2)). Incentive stock options may be granted under the Plan only to full and part-time employees. Directors who are not employees, and consultants and independent contractors to the Company are eligible to receive options which do not qualify as incentive stock options, as well as other awards. In determining the persons to whom options and awards shall be granted, and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered to the Company, and such other factors as the Board of Directors in its discretion shall deem relevant.

      The Board of Directors may amend or discontinue the Plan at any time but may not, without shareholder approval, make any revisions or amendments to the Plan that increase the number of shares subject to the Plan, decrease the minimum exercise price, extend the maximum exercise term, or modify eligibility requirements. The Board of Directors may not alter or impair any award granted under the Plan without the consent of the holder of the award. The Plan will expire April 10, 2007.

      Pursuant to the terms of the Plan, appropriate adjustments to the Plan and outstanding options will be made in the event of changes in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in corporate structure.

The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1999 fiscal year which ended on December 31, 1999.


                  OPTION GRANTS IN LAST FISCAL YEAR


                                INDIVIDUAL GRANTS
                  --------------------------------------------------------------
                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                   VALUE AT ASSUMED ANNUAL
                             PERCENT OF TOTAL                                       RATES OF STOCK PRICE
                  OPTIONS       OPTIONS GRANTED TO                                    APPRECIATION FOR OPTION
                  GRANTED       EMPLOYEES IN        EXERCISE PRICE    EXPIRATION             TERM (1)
NAME                (#)               1999            ($/SHARE)          DATE             5% ($)        10% ($)
----              -------       ------------------  --------------    ----------       ---------        -------
Jeffrey R. Paletz  0                 0                0                N/A                0             0
Greg Johnson       0                 0                0                N/A                0             0

(1) Represents the potential net realizable value of each grant of options assuming that the market price of the underlying Common Stock appreciates in value from fair market value on date of grant to the end of the option period at the indicated rates.

      The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's 1999 fiscal year, which ended December 31, 1999.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND YEAR-END OPTION VALUES

                                                                                         VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                                           OPTIONS AT YEAR-END (#)       AT YEAR-END ($)(1)
                                SHARES                     -----------------------       ------------------
                             ACQUIRED ON       VALUE            EXERCISABLE /               EXERCISABLE /
NAME                           EXERCISE     REALIZED($)         UNEXERCISABLE               UNEXERCISABLE
----                           --------     -----------         -------------               -------------
Jeffrey R. Paletz                 0              0                    0                           0
Greg Johnson                      0              0                    0                           0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In January 1998 a Compensation Committee was appointed consisting of Robert Hegstrom and Gary Kohler, each of whom is a non-employee director of the Company, and Jeffrey R. Paletz, President of the Company. Decisions and recommendations regarding compensation paid to the Company's executive officers in 1999 were made by the Board of Directors, with employee directors abstaining from voting on their own compensation.

      The Committee is responsible for assuring that compensation for executives is consistent with the Company's compensation philosophy. The Committee also administers and makes grants under the Company's stock option plans with respect to the Company's executive officers.

      The Company's executive compensation program is based on a pay-for-performance philosophy. Under the Company's program, an executive's compensation consists of three components: base salary, an annual incentive (bonus) payment, and long-term incentives (principally stock options). Base salaries generally are set at levels competitive with base salaries for comparable positions in the marketplace. In addition, base salaries reflect the executive's individual job responsibilities, his or her sustained performance in fulfilling those responsibilities and the impact of such performance on the business results of the Company.

      The Company's long-term incentives are in the form of stock options to be granted under the terms of the Stock Option Plan discussed under "Summary Compensation Table" above. The objectives of these awards is to advance the longer term interests of the Company and its shareholders, complement incentives tied to annual performance, and align the interests of executives more closely with those of shareholders. The Company also believes that the entrepreneurial character of its executives makes the long-term incentives provided by its stock option program especially significant in the motivation and retention of its executives.

      The Committee believes that the Company's executives are focused on the attainment of a sustained high rate of growth and profitability for the benefit of the Company and its shareholders, and that the Company's compensation program, with its emphasis on performance-based and long-term incentive compensation, serves to reinforce this focus.

CERTAIN TRANSACTIONS

      The Company has an arrangement with Gary S. Kohler, the Company's Chairman of the Board, pursuant to which Mr. Kohler advises the Company's management on an as-needed basis. The consulting fees paid to Mr. Kohler for rendering this service for the year ended December 31, 1999, totaled $28,800.

      On April 18, 2000, Mr. Michael Wigley, a director and nominee for reelection, purchased from the Company a Convertible Promissory Note in the original principal amount of Two Hundred Fifty-two Thousand Seven Hundred Fifty-six Dollars ($252,756). The Convertible Promissory Note is convertible upon authorization by the shareholders into shares of the Company's Common Stock and warrants to purchase shares of the Company's Common Stock as described in greater detail in this Proxy Statement (see CONSENT TO ALLOW MICHAEL WIGLEY TO CONVERT THE CONVERTIBLE PROMISSORY NOTE INTO SHARES OF THE COMPANY'S COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK (Proposal
3)).

      It is the Company's policy that it not engage in any material transactions with officers, directors or beneficial holders of 5% or more of the Company's Common Stock, or affiliates of such persons, unless the terms of any such transaction are no less favorable to the Company than those that could be obtained from unaffiliated third parties and are approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have had access, at the Company's expense, to the Company's or independent legal counsel. Further, the Company will not make loans to officers and directors, or their affiliates, for the purpose of purchasing securities from the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth information as of June 15, 2000, regarding the beneficial ownership of shares of Common Stock of the Company by each director and executive officer of the Company, by all directors and executive officers of the Company as a group, and by each shareholder known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

                                                         NUMBER OF SHARES                     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)            OUTSTANDING SHARES (2)
------------------------------------                 -------------------------       -------------------------
Perkins Capital Management, Inc. (3)                                   450,372                           12.7%
730 East Lake Street
Wayzata, MN 55391-1769


DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:

Gary S. Kohler (4)(6)................................                 1,032,784                          29.1%
Jeffrey  R. Paletz...................................                   347,358                           9.8%
Melvin  Graf  (5)....................................                   213,334                           6.0%
Jack S. Kohler (6)(7)................................                   347,500                           9.6%
Robert A. Hegstrom(8)................................                    60,294                           1.7%
Michael Wigley(8)(9).................................                   185,294                           5.0%
Greg Johnson.........................................                         0                             0%

All directors, nominees and executive officers as a                   1,986,564                          51.5%
group (7 persons)

(1) Each person has sole voting power and sole dispositive power with respect to all outstanding shares, except as otherwise noted or disclosed by the beneficial owners in the Schedule 13G filing described at footnote 3 below.

(2) Based on 3,545,699 shares outstanding on June 15, 2000. Such amount does not include 256,588 shares of common stock issuable upon exercise of stock options or 1,579,457 shares of common issuable upon exercise of outstanding warrants. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options or warrants.

(3) Reflects information included on Schedule 13G dated June 8, 2000 filed with the Securities and Exchange Commission.

(4) Includes 40,000 shares held by Gary S. Kohler as custodian for the benefit of his children. Mr. Kohler disclaims beneficial ownership of such shares.

(5) Includes 13,334 shares held by Mr. Graf's spouse. Mr. Graf disclaims beneficial ownership of such shares. Mr. Graf is no longer employed as Executive Vice President as of April 15, 2000.

(6) Includes 200,000 shares currently owned by Gary S. Kohler, which can be purchased by Jack S. Kohler within sixty (60) days of exercising stock options granted by Gary S. Kohler.

(7) Includes options to acquire 70,000 shares which could be purchased from the Company within sixty (60) days upon exercise of the stock options.

(8) Includes options to acquire 55,294 shares which could be purchased from the Company within sixty (60) days upon exercise of the stock options.

(9) Includes 60,000 shares issuable upon conversion of a Convertible Promissory Note and 60,000 additional shares issuable upon exercise of warrants issuable upon conversion of a Convertible Promissory Note, which Convertible Promissory Note could be converted within sixty (60) days if authorized by the shareholders at the Annual Meeting.

      The following table sets forth information as of May 1, 2000, regarding the beneficial ownership of shares of Common Stock of Advants, Inc., a majority owned subsidiary of ChoiceTel Communications, Inc., by each director, nominee and executive officer of the Company and by all directors, nominees and executive officers of the Company as a group. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

                                                      NUMBER OF SHARES             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 BENEFICIALLY OWNED            OUTSTANDING SHARES (1)
------------------------------------                 ------------------            ----------------------
DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:

Gary S. Kohler ....................................        104,000                         3.16%
Jeffrey R. Paletz .................................           0                              0%
Melvin Graf .......................................           0                              0%
Jack S. Kohler ....................................           0                              0%
Robert A. Hegstrom ................................         5,000                          0.15%
Michael Wigley ....................................         5,000                          0.15%
Greg Johnson ......................................        203,000                         6.17%

(All directors, nominees and executive officers as
a group (7 persons) ...............................        317,000                         9.64%


(1)   Based on 3,288,000 shares outstanding as of May 1, 2000.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's directors, executive officers and any persons holding more than 10% of the outstanding Common Stock of the Company are required to file with the Securities and Exchange Commission reports concerning their initial ownership of Common Stock and any subsequent changes in such ownership. The Company believes that during 1999 the filing requirements were satisfied on a timely basis by all such persons. In making this disclosure, the Company has relied solely on written representations of its directors, officers and beneficial owners of more than 10% of the Common Stock and copies of the reports they have filed with the Securities and Exchange Commission and furnished to the Company.

                APPROVAL OF AMENDMENT TO 1997 LONG-TERM INCENTIVE
                              AND STOCK OPTION PLAN
                                  (PROPOSAL 2)

         On April 17, 1997, the Company's Board of Directors adopted the Company's 1997 Long-Term Incentive and Stock Option Plan (the "Plan"). The Plan was ratified and approved by the Company's shareholders on April 18, 1997. The purpose the Plan is to aid in maintaining and developing personnel capable of assuring the Company's future success, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards.

         The Plan originally reserved 100,000 shares of Common Stock for issuance under the Plan. On May 1, 2000 there were options outstanding to purchase an aggregate of 50,000 shares under the Plan. The Board of Directors has authorized the issuance of additional options to purchase 140,588 additional shares, which remain subject to approval by the Shareholders of the amendment to the Plan increasing the number of shares reserved thereunder for issuance. On June 1, 2000, the Board of Directors approved an amendment to the Plan, increasing the number of shares reserved for issuance under the Plan to 350,000. The shareholders are being asked to approve the amendment at the Annual Meeting. All proxies received in response to this solicitation will be voted in favor of approving the amendment.

         The principal features of the Plan are discussed below.

ELIGIBILITY

         Awards may be granted under the Plan to full or part-time employees, directors, consultants or independent contractors of the Company or any subsidiary of the Company. Incentive stock options, however, may only be granted to full or part-time employees of the Company or any subsidiary of the Company. Approximately 22 employees, 5 directors, 0 consultants and independent contractors are currently eligible to receive awards under the Plan. No option or award is transferable by an optionee, except by will or the laws of descent or distribution.

STOCK OPTIONS

         Under the Plan, the Committee may grant incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), as well as stock options which do not qualify as incentive stock options. The Committee may also grant restoration options (options to purchase the Company's Common Stock, pursuant to which an optionee is granted the option to purchase shares of the Company's Common Stock upon payment of the exercise price with respect to other stock options to which the restoration options relate, so long as the exercise price is paid by tendering to the Company shares of the Company's common stock). Restoration options may only be granted in accordance with applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable law. Restoration options may be granted with respect to stock options previously granted under the Plan or different plan, or with respect to stock options granted at the same time as the restoration stock options are granted.

         The Committee may grant stock appreciation rights (entitling the holder to realize the difference between the fair market value of the Company's common stock and the exercise price determined on the date the stock appreciation right was granted).

RESTRICTED STOCK AWARDS

         The Plan authorizes the Committee to award restricted stock. The Committee will determine the terms, including vesting schedule, of any restricted stock award. The recipient of a restricted stock award will have all of the rights of a shareholder with respect to the shares of restricted stock granted, including the right to receive dividends and to vote such shares, except that (i) the recipient will not be entitled to delivery of the stock certificates representing the shares of restricted stock until the restrictions have lapsed, (ii) the recipient may not sell or transfer the shares until the restrictions have lapsed, (iii) except as otherwise determined by the Committee, the recipient will forfeit all restricted shares and any rights of a shareholder with respect to the restricted shares if the recipient ceases to remain employed by the Company or any subsidiary of the Company before the restrictions have lapsed or fails to comply with any other restriction.

PERFORMANCE AWARDS

         The Committee may grant performance awards, payable in cash, shares of the Company's

Common Stock or other property or awards upon the achievement of such performance goals as the Committee may establish.

NUMBER OF SHARES

         Before the amendment to the Plan which the shareholders are being asked to approve, a maximum of 100,000 shares of Common Stock are reserved for issuance under the Plan. After accounting for the amendment by the Board on June 1, 2000, and subject to shareholder approval of the amendment, 350,000 shares of Common Stock will be reserved for issuance under the Plan. Shares of Common Stock covered by expired or terminated stock options may be used for subsequent awards.

ADMINISTRATION

         The Plan is administered directly by the Compensation Committee, appointed by the Board of Directors.

PRICE

         The exercise price for incentive stock options must be at least equal to one-hundred percent (100%) (one-hundred ten percent (110%) for individuals who may exercise certain control over the Company) of the fair market value of shares of the Company's Common Stock at the date of the grant. The exercise price for stock options which are not incentive stock options must be at least equal to eighty-five percent (85%) of the fair market value of shares of the Company's Common Stock. The exercise price for other awards granted under the Plan will be determined by the Committee. On June 23, 2000, the closing sale price for the Company's Common Stock as reported on The Nasdaq SmallCap Market was $2.75 per share.

AMENDMENT AND TERMINATION

         The Board of Directors may amend or terminate the Plan at any time, except that shareholder approval is required to: (i) increase the maximum number of shares reserved for issuance under the Plan, (ii) decrease the minimum exercise or purchase price of any option or award, (iii) extend the maximum term of any option or award, or (iv) modify eligibility requirements. The Board of Directors may not alter or impair any option or award previously granted without the consent of the holder of the option or award. Unless the Plan has otherwise been discontinued the Plan shall terminate on April 10, 2007.

FEDERAL INCOME TAX CONSEQUENCES

         The following description is a general summary of the current federal income tax provisions relating to the grant and exercise of stock options under the Plan and the sale of shares of Common Stock acquired upon exercise of options. The provisions summarized below are subject to changes in federal income tax laws and regulations, and the effects of such provisions may vary with individual circumstances.

         INCENTIVE STOCK OPTIONS

         Under present law, the recipient of an incentive stock option, as defined by Section 422 of the Internal Revenue Code (an "ISO"), will not realize taxable income upon the grant or the exercise of an ISO, and the Company will not receive an income tax deduction at either such time. Generally, if an optionee exercises an ISO at any time prior to three months after termination of the optionee's employment and does not sell the shares acquired upon exercise of an ISO within either (i) two years after the grant of the ISO or (ii) one year after the date of exercise of the ISO, the gain upon a subsequent sale of the shares will be taxed as capital gain. If the optionee does not satisfy these requirements, the optionee generally will recognize ordinary income in an amount equal to the difference between the exercise price paid in connection with exercise of the ISO and the fair market value of the shares acquired as of the date of exercise of the ISO, and will recognize capital gain on the difference between the sale price of the shares and the fair market value of the shares as of the date of exercise. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee.

         Upon the exercise of an ISO, the excess of the stock's fair market value on the date of exercise over the exercise price will be included in the optionee's alternative minimum taxable income ("AMTI") and may result in the imposition of a tax on such AMTI. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

         NON-STATUTORY STOCK OPTIONS

         Generally, upon the grant of a stock option that does not qualify as an ISO under Section 422 of the Internal Revenue Code (a "NQO"), neither the Company nor the optionee will experience any tax consequences. Upon exercise of an NQO granted under the Plan, or upon the exercise of an option initially intended to be an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price paid by the optionee with respect to such shares. The amount recognized as ordinary income by the optionee will increase the optionee's basis in the stock acquired pursuant to the exercise of the NQO. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the NQO. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term gain or loss depending upon the holding period for the stock and upon the stock's subsequent appreciation or depreciation in value.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting either in person or by proxy and voting on the proposal, assuming a quorum is present, is required to approve the amendment to the Stock Option Plan increasing the number of shares reserved for issuance thereunder.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE STOCK OPTION PLAN INCREASING THE

NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER AS SET FORTH IN PROPOSAL 2.

                   CONSENT TO ALLOW MICHAEL WIGLEY TO CONVERT
                      THE CONVERTIBLE PROMISSORY NOTE INTO
                    SHARES OF THE COMPANY'S COMMON STOCK AND
                         WARRANTS TO PURCHASE SHARES OF
                           THE COMPANY'S COMMON STOCK
                                  (PROPOSAL 3)

         In April, 2000 the Company raised $2,158,417.37 (in net proceeds) through a private placement of units, each unit consisting of one share of the Company's Common Stock and one warrant to purchase one additional share of the Company's Common Stock. In a separate transaction, Mr. Michael Wigley purchased from the Company a Convertible Promissory Note (the "Note"), convertible into units substantially similar to the units sold through the private placement. The proceeds of these transactions are to be used in part to further support the operations of the Company's majority-owned subsidiary, Advants, Inc.

         Nasdaq rules require that, because Mr. Wigley was a director at the time of the transaction, his right to convert the Note can only be exercised if a majority of the shareholders approve the conversion. The shareholders are being asked to approve conversion of the Note at the Annual Meeting.

         The Note was purchased on April 18, 2000, in the original principal amount of Two Hundred Fifty-Two Thousand Seven Hundred Fifty-Six Dollars ($252,756) and Mr. Wigley paid the same amount as consideration for the Note. The Note is convertible into sixty thousand (60,000) units, each unit consisting of one share of the Company's Common Stock and one warrant to purchase one additional share of the Company's Common Stock, upon approval by the Company's shareholders. Interest on the unpaid principal balance of the Note accrues at a rate of five percent (5%) per annum and is calculated on the basis of the actual number of days elapsed in a 365-day year.

         The Note is convertible by Mr. Wigley on or after July 27, 2000, provided that the shareholders approve such conversion at the Annual Meeting. Upon conversion, the Note will be exchanged for sixty thousand (60,000) units, each unit consisting of one share of the Company's Common Stock and one warrant to purchase one additional share of the Company's Common Stock, exercisable within 54 months of the date of issuance, at an exercise price equal to $4.96 per share. Upon conversion the Company will also pay to Mr. Wigley any accrued but unpaid interest.

         The Company is obligated to register the shares issued upon conversion (including shares issuable upon exercise of the warrants issued upon conversion) with the U.S. Securities and Exchange Commission for resale by Mr. Wigley.

         Whether or not the shareholders approve conversion, the Note is due and payable at Mr. Wigley's request at any time after July 27, 2000 and may be repaid at the Company's option (if not previously converted) at any time after August 25, 2000.

         All proxies received in response to this solicitation will be voted in favor of allowing Mr. Wigley to convert the Note into shares of Common Stock and warrants to purchase shares of

Common Stock, unless other instructions are indicated thereon.

         SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to approve the transaction whereby Wigley would be allowed to convert the Note into shares of Common Stock and warrants to purchase shares of Common Stock.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE TRANSACTION WHEREBY MR. WIGLEY WOULD BE ALLOWED TO CONVERT THE NOTE INTO SHARES OF COMMON STOCK AND WARRANTS TO PURCHASE SHARES OF COMMON STOCK AS SET FORTH IN PROPOSAL 3.

                            PROPOSALS OF SHAREHOLDERS

         Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for the Annual Meeting of Shareholders to be held in 2001 must set forth such proposal in writing and file it with the Secretary of the Company no later than December 31, 2000. A shareholder proposal submitted to the Company after December 31, 2000 will be considered untimely unless it is received by the Company's Secretary at 45 days before the date the Company first mails its proxy materials to its shareholders for the 2001 Annual Meeting.

                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                              FINANCIAL INFORMATION

         The Company's 1999 Annual Report to Shareholders for the year ended December 31, 1999, including consolidated financial statements accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Upon the written request of any shareholder solicited hereby, the Company will provide, without charge, a copy of its 1999 Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission (not including exhibits). Requests should be directed to: Chief Financial Officer, ChoiceTel Communications, Inc. , 9724 10th Avenue North, Plymouth, Minnesota 55441.

                                    By Order of the Board of Directors



                                    Melvin Graf,
                                    SECRETARY

July 11, 2000

                         CHOICETEL COMMUNICATIONS, INC.
                            1997 LONG-TERM INCENTIVE
                                       AND
                            STOCK OPTION PLAN SECTION

         SECTION 1. PURPOSE OF PLAN. This Plan shall be known as the "INTELLIPHONE, INC. 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and upon approval of the pending name change of the corporation to "ChoiceTel Communications, Inc.," the Plan shall be known as the "CHOICETEL COMMUNICATIONS, INC. 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Intelliphone, Inc., a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options that do not qualify as Incentive Stock Options. Awards granted under this Plan shall be SARs, restricted stock or performance awards as hereinafter described.

         SECTION 2. STOCK SUBJECT TO PLAN. Subject to the provisions of Section 16 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized common shares, no par value(the "Common Shares"). Such Common Shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 100,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

         SECTION 3. ADMINISTRATION OF PLAN.

         (a) The Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 17 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (c) The Committee shall select one of its members as its Chair and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         SECTION 4. ELIGIBILITY AND GRANT.

         (a) ELIGIBILITY. Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations within the meaning of
Section 424(f) of the Code (herein called "subsidiaries"). Full or part-time employees, directors who are not employees, consultants or independent contractors to the Company or one of its subsidiaries or affiliates shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

         (b) GRANT OF ADDITIONAL OPTIONS. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his or her employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options that do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

         SECTION 5. PRICE. The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

         SECTION 6. TERM. Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10)years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen
(15) years from the date of granting of such option.

         SECTION 7. EXERCISE OF OPTION OR AWARD.

     (a) EXERCISABILITY. The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

     (b) NO VIOLATION OF STATE OR FEDERAL LAWS. The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

     (c) METHOD OF EXERCISE. An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) relinquishing the right to acquire by exercise of any option, such number of the Company's Common Shares otherwise issuable to the optionee which in the aggregate have a fair market value equal to the amount of the full purchase price ("cashless exercise") or (iii) by delivering the optionee's or grantee's promissory note, which shall provide for interest at a rate not less than the minimum rate required to avoid the imputation of income, original issue discount or a below- market-rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, or (iv) a combination of cash, the optionee's or grantee promissory note, a cashless exercise and such owned shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. The optionee's or grantee's promissory note shall be a full recourse liability of the optionee and may, at the discretion of the Committee, be secured by a pledge of the shares being purchased. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

         SECTION 8. RESTORATION OPTIONS. The Committee may grant "restoration" options, separately or together with another option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any other applicable law, the optionee would be granted a new option when the payment of the exercise price of the option to which such "restoration" option relates is made by the delivery of shares of the Company's Common Shares owned by the optionee, as described in this Section 8, which new option would be an option to purchase the number of shares not exceeding the sum of (a) the number of shares of the Company's Common Shares tendered as payment upon the exercise of the option to which such "restoration" option relates and (b) the number of shares of the Company's Common Shares, if any, tendered as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "restoration" option relates, as described in Section 12 hereof. "Restoration" options may be granted with respect to options previously granted under this Plan or any prior stock option plan of the Company, and may be granted in connection with any option granted under this Plan at the time of such grant. The purchase price of the Common Shares under each such new option, and the other terms and conditions of such option, shall be determined by the Committee, consistent with the provisions of the Plan.

         SECTION 9. STOCK APPRECIATION RIGHTS.

     (a) GRANT. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

     (b) EXERCISE. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests is to be paid in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in Section 5 herein.

         SECTION 10. RESTRICTED STOCK AWARDS. Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) GRANT OF RESTRICTED STOCK AWARDS. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

         (b) DELIVERY OF COMMON SHARES AND RESTRICTIONS. At the time of a restricted stock award, a certificate representing the number of Common shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

         (c) TERMINATION OF RESTRICTIONS. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his or her beneficiary or estate, as the case may be.

         SECTION 11. PERFORMANCE AWARDS. The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan(i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the grantee and by the Company under any Performance award shall be determined by the Committee.

         SECTION 12.       INCOME TAX WITHHOLDING AND TAX BONUSES.

         (a) WITHHOLDING OF TAXES. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

         (b) TAX BONUS. The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

         SECTION 13. ADDITIONAL RESTRICTIONS. The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

         SECTION 14. TEN PERCENT SHAREHOLDER RULE. Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 424(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b) (6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

         SECTION 15. NON-TRANSFERABILITY. No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

         SECTION 16. DILUTION OR OTHER ADJUSTMENTS. If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

         SECTION 17. AMENDMENT OR DISCONTINUANCE OF PLAN. The Board of Directors may amend or discontinue the Plan at any time. Subject to the provisions of
Section 16 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6,or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option.

         SECTION 18. TIME OF GRANTING. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

         SECTION 19. EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan was approved by the Board of Directors on April 11, 1997, and shall be approved by the shareholders of the Company within twelve (12) months thereof.

         (b) Unless the Plan shall have been discontinued as provided in Section 16 hereof, the Plan shall terminate April 10, 2007. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

                               FIRST AMENDMENT TO
                         CHOICETEL COMMUNICATIONS, INC.
                 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

      This First Amendment to the 1997 Long-Term Incentive and Stock Option Plan of ChoiceTel Communications, Inc. is made this 12th day of September, 1997.

1. The Plan shall be amended by deleting Section 5 thereof in its entirety and inserting the following in its place:

         PRICE. The option price for all Incentive stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan that do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee. Notwithstanding the preceding sentence, the option price for all options granted under the plan that do not qualify as Incentive Stock options shall be determined by the Committee but shal lnot be less than eighty-five percent (85%) of the fair market value of the Common Shares at the date of grant of such option. For purposes of the foregoing and for all other valuation purposes under the Plan, the fair market value of the common Shares shall be as reasonably determined by the committee. If on the date of grant of any option or award hereunder the common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

2. The Plan shall be further amended by deleting Section 7(c) thereof in its entirety and inserting the following in its place:

         METHOD OF EXERCISE. An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (I) by delivering certificates for the company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, or (ii) relinquishing the right to acquire by exercise of any option, such number of the company's Common Shares otherwise issuable to the optoinee which in the aggregate have a fair market value equal to the amount of the full purchase price ("Cashless exercise") or (iii) a combination of cash, a cashless exercise and such owned shares. The fair market value of such tendered shares shall be determined as provided in Section 5 herein. Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

3. Except as modified hereby, the Plan shall continue in full force and effect.


                               SECOND AMENDMENT TO
                         CHOICETEL COMMUNICATIONS, INC.
                 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

         This Section Amendment to ChoiceTel Communications, Inc. 1997 Long-Term Incentive and Stock Option Plan (the "Plan") has been adopted by the Board of Directors of the Company on June 1, 2000 and is subject to approval by the shareholders the Company's next annual meeting.

1. The third sentence of Section 2 of the Plan is hereby amended to read as follows:

         "Subject to adjustment as provided in Section 16 hereof, the maximum number of shares on which options may be exercised or other awards issued under this Plan shall be 350,000 shares."

2. Except as modified hereby, the Plan shall continue in full force and effect.

                        CHOICETEL COMMUNICATIONS, INC.

                    PROXY SOLICITED BY BOARD OF DIRECTORS

                      FOR ANNUAL MEETING OF SHAREHOLDERS

                                JULY 26, 2000









       CHOICETEL COMMUNICATIONS, INC.
                                                                          PROXY
-------------------------------------------------------------------------------

THE UNDERSIGNED, REVOKING ALL PRIOR PROXIES, HEREBY APPOINTS JEFFREY R. PALETZ AND JACK S. KOHLER, OR EITHER OF THEM, AS PROXY OR PROXIES, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ALL SHARES OF COMMON STOCK OF CHOICETEL COMMUNICATIONS, INC. (THE "COMPANY") OF RECORD IN THE NAME OF THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JUNE 26, 2000, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JULY 26, 2000, OR AT ANY ADJOURNMENT THEREOF, UPON THE FOLLOWING MATTERS:






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                           - PLEASE DETACH HERE -


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

1. Election of the following nominees as        / / FOR ALL    / / WITHHOLD FOR
   directors:  01 Gary S. Kohler,                   NOMINEES       ALL NOMINEES
   02 Jeffrey R. Paletz, 03 Robert A. Hegstrom,
   04 Michael Wigley

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE          -------------------------
FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S)        |                       |
OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)  -------------------------

2. Approval of amendment to the 1997 Long-Term        FOR    AGAINST    ABSTAIN
   Incentive and Stock Option Plan to increase        / /      / /        / /
   the number of shares reserved for issuance under the Plan:

3. Consent to allow Michael Wigley to convert         FOR    AGAINST    ABSTAIN
   the Convertible Promissory Note into shares of     / /      / /        / /
   the Company's Common Stock and warrants to purchase shares of the Company's Common Stock:

4. In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR PROPOSAL 1 , FOR PROPOSAL 2 AND FOR PROPOSAL 3. Address Change? Mark Box / / Indicate changes below:

                                                   Date________________, 2000.

                                                   ----------------------------
                                                   |                          |
                                                   ----------------------------

                                                   Signatures(s)


                                                   Please mark, date, sign, and
                                                   mail this proxy promptly in
                                                   the enclosed envelope.

                                                   Please sign your name
                                                   exactly as it appears
                                                   below.  In the case of
                                                   shares woned in joint
                                                   tenancy or as tenants in
                                                   common, all should sign.
                                                   Fiduciaries should
                                                   indicate their title and
                                                   authority.